SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________

FORM 8-K
Amendment No. 1
___________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):   April 6, 2009

TRINITYCARE SENIOR LIVING, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Nevada	333-140567	71-0822436
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

227 East Edgewood Avenue
Friendswood, TX 77546
 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

 (281) 482-9700
(ISSUER TELEPHONE NUMBER)

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT

 Form 8-K/A
Amendment No.1

Explanatory Note

The purpose of this amendment is to incorporate the inclusion of interim periods through the date of dismissal, in our statements (1)(c).

There have been no other changes to the document, except for correction of the commission file number, previously in error.

FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 4.01. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(1) Previous Independent Auditors:

a.	On April 6, 2009, the Company dismissed our independent registered auditor, Randall N. Drake CPA, PA of Clearwater ("Drake")
b.	Drake’s report on the financial statements for the year ended December 31, 2008 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to audit scope or accounting.
c.
Our Board of Directors participated in and approved the decision to change independent accountants. Through the period of registration, the financial audits for December 31, 2008 and the years ended July 31, 2008 and 2007 and any subsequent interim period through the date of dismissal, there have been no disagreements with Drake on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Drake would have caused them to make reference thereto in their report on the financial statements.

d.	During the most recent review periods, subsequent to December 31, 2008, there have been no reportable events with us as set forth in Item 304(a)(1)(v) of Regulation S-K.
e.	We requested that Drake furnish us with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter is filed as an Exhibit to this Form 8-K.

(2) New Independent Accountants:

a.	We engaged HJ & Associates, LLC of Salt Lake City Utah, as our new independent registered auditor on April 6, 2009.
b.
Prior to April 6, 2009, we did not consult with HJ & Associates, LLC regarding (i) the application of accounting principles, (ii) the type of audit opinion that might be rendered by HJ & Associates, LLC, or (iii) any other matter that was the subject of a disagreement between us and our former auditor or was a reportable event (as described in Items 304(a)(1)(iv) or Item 304(a)(1)(v) of Regulation S-B, respectively).

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

     (a) Financial statements of business acquired:

          None

     (b)  Exhibits

NUMBER	EXHIBIT
16.1	Letter, from Randall N. Drake CPA, PA, re Change in Certifying Accountant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

TRINITYCARE SENIOR LIVING, INC.

Dated: April 6, 2009	/s/ Donald W. Sapaugh
Donald W. Sapaugh
Chairman and Chief Executive Officer

Dated: April 6, 2009	/s/ Joe M. Wiley
Joe M. Wiley
Chief Financial Officer